Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period          September 2, 2001      to         October 1, 2001
Determination Date         October 10, 2001
Distribution Date          October 15, 2001

Available Amounts
-----------------
         Scheduled Payments plus Payaheads, net of Excluded Amounts                  3,840,555.77
         Prepayment Amounts                                                            303,263.50
         Recoveries                                                                     28,529.49
         Investment Earnings on Collection Account and Reserve Fund                      8,395.03
         Late Charges                                                                    7,068.26
         Servicer Advances                                                             316,132.80

         Total Available Amounts                                                     4,503,944.85
         -----------------------                                                     ------------

Payments on Distribution Date
-----------------------------

         Trustee Fees (only applicable pursuant to an Event of Default)                      0.00

         Unreimbursed Servicer Advances to the Servicer                                      0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                0.00

         Interest due to Class A-1 Notes                                                     0.00

         Interest due to Class A-2 Notes                                                     0.00

         Interest due to Class A-3 Notes                                               163,406.24

         Interest due to Class A-4 Notes                                               146,800.09

         Interest due to Class B Notes                                                  13,495.76

         Interest due to Class C Notes                                                  11,983.78

         Interest due to Class D Notes                                                  22,175.27

         Class A-1 Principal Payment Amount                                                  0.00

         Class A-2 Principal Payment Amount                                                  0.00

         Class A-3 Principal Payment Amount                                          3,666,653.28

         Class A-4 Principal Payment Amount                                                  0.00

         Class B Principal Payment Amount                                                    0.00

         Class C Principal Payment Amount                                                    0.00

         Class D Principal Payment Amount                                                    0.00

         Additional Principal to Class A-2 Notes                                             0.00

         Additional Principal to Class A-3 Notes                                       509,072.21

         Additional Principal to Class A-4 Notes                                             0.00

         Additional Principal to Class B Notes                                               0.00

         Additional Principal to Class C Notes                                               0.00

         Additional Principal to Class D Notes                                               0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                    0.00
         Deposit to the Reserve Fund                                                   (29,641.79)
         Excess to Certificateholder                                                         0.00

         Total distributions to Noteholders and Certificateholders                   4,503,944.85
         ---------------------------------------------------------                   ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
       Trustee fees due on Distribution Date                                                          0.00


Unreimbursed Servicer Advances
------------------------------

       Unreimbursed Servicer Advances                                                                 0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

 (i)   Servicing Fee Percentage                                                                       0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                      73,860,770.32
 (iii) Servicing Fee ( ( (i) / 12 ) x (ii) )                                                          0.00
 (iv)  Servicing Fee accrued but not paid in prior periods                                            0.00
       Total Servicing Fee due and accrued ( (iii) + (iv) )                                           0.00
       Servicing Fee carried forward                                                                  0.00

       Monthly Servicing Fee distributed                                                              0.00


Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                            0.00
       Class A-1 Interest Rate                                                                     4.94795%
       Number of days in Accrual Period                                                                 30
       Current Class A-1 interest due                                                                 0.00
       Class A-1 interest accrued but not paid in prior periods                                       0.00
       Total Class A-1 interest due                                                                   0.00
       Class A-1 interest carried forward                                                             0.00

       Class A-1 interest distribution                                                                0.00


Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                               -
       Class A-2 Interest Rate                                                                        5.26%
       Current Class A-2 interest due                                                                    -
       Class A-2 interest accrued but not paid in prior periods                                       0.00
       Total Class A-2 interest due                                                                      -
       Class A-2 interest carried forward                                                             0.00

       Class A-2 interest distribution                                                                   -


Class A-3 Interest Schedule
---------------------------

       Opening Class A-3 principal balance                                                   35,652,270.70
       Class A-3 Interest Rate                                                                        5.50%
       Current Class A-3 interest due                                                           163,406.24
       Class A-3 interest accrued but not paid in prior periods                                       0.00
       Total Class A-3 interest due                                                             163,406.24
       Class A-3 interest carried forward                                                             0.00

       Class A-3 interest distribution                                                          163,406.24


Class A-4 Interest Schedule
---------------------------

       Opening Class A-4 principal balance                                                   31,345,216.00
       Class A-4 Interest Rate                                                                        5.62%
       Current Class A-4 interest due                                                           146,800.09
       Class A-4 interest accrued but not paid in prior periods                                       0.00
       Total Class A-4 interest due                                                             146,800.09
       Class A-4 interest carried forward                                                             0.00

       Class A-4 interest distribution                                                          146,800.09


Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                      2,782,630.66
       Class B Interest Rate                                                                          5.82%

      Current Class B interest due                                                                   13,495.76
      Class B interest accrued but not paid in prior periods                                              0.00
      Total Class B interest due                                                                     13,495.76
      Class B interest carried forward                                                                    0.00

      Class B interest distribution                                                                  13,495.76

Class C Interest Schedule
-------------------------

      Opening Class C principal balance                                                           2,226,089.76
      Class C Interest Rate                                                                               6.46%
      Current Class C interest due                                                                   11,983.78
      Class C interest accrued but not paid in prior periods                                              0.00
      Total Class C interest due                                                                     11,983.78
      Class C interest carried forward                                                                    0.00

      Class C interest distribution                                                                  11,983.78

Class D Interest Schedule
-------------------------

      Opening Class D principal balance                                                           2,901,888.98
      Class D  Interest Rate                                                                              9.17%
      Current Class D interest due                                                                   22,175.27
      Class D interest accrued but not paid in prior periods                                              0.00
      Total Class D interest due                                                                     22,175.27
      Class D interest carried forward                                                                    0.00

      Class D interest distribution                                                                  22,175.27

Class A-1 Principal Schedule
----------------------------

      Class A-1 Maturity Date                                                                     May 15, 2000
 (i)  Opening Class A-1 principal balance                                                                 0.00
 (ii) Aggregate outstanding principal of Notes plus Overcollateralization Balance                74,908,096.10
(iii) ADCB as of last day of the Collection Period                                               69,626,228.08
 (iv) Monthly Principal Amount ( (ii) - (iii) )                                                   5,281,868.02
      Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      0.00
      Class A-1 Principal Payment Amount distribution                                                     0.00

      Class A-1 Principal Balance after current distribution                                              0.00

Class A Principal Payment Amount
--------------------------------

 (i)  Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                      66,997,486.70
(ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                          63,330,833.42
      Class A Principal Payment Amount                                                            3,666,653.28
      Funds available for distribution                                                            3,666,653.28

Class A-2 Principal Schedule
----------------------------

      Opening Class A-2 principal balance                                                                    -
      Class A-2 Principal Payment Amount distribution                                                     0.00

      Class A-2 principal balance after current distribution                                                 -

Class A-3 Principal Schedule
----------------------------

      Opening Class A-3 principal balance                                                        35,652,270.70
      Class A-3 Principal Payment Amount distribution                                             3,666,653.28

      Class A-3 principal balance after current distribution, before Additional Principal        31,985,617.42

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                           31,345,216.00
        Class A-4 Principal Payment Amount distribution                                        0.00

        Class A-4 principal balance after current distribution                        31,345,216.00

Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                              2,782,630.66
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)               2,623,098.52
        Class B Floor                                                                  3,197,695.80
        Class B Principal Payment Amount due                                                   0.00
        Class B Principal Payment Amount distribution                                          0.00

        Class B principal balance after current distribution                           2,782,630.66

Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                              2,226,089.76
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)               2,098,464.89
        Class C Floor                                                                  2,226,089.76
        Class C Principal Payment Amount due                                                   0.00
        Class C Principal Payment Amount distribution                                          0.00

        Class C principal balance after current distribution                           2,226,089.76

Class D Principal Schedule
--------------------------

         Opening Class D principal balance                                             2,901,888.98
         Class D Target Investor Principal Amount (1.5070% * ending ADCB)              1,049,267.26
         Class D Floor                                                                 2,901,888.98
         Class D Principal Payment Amount due                                                  0.00
         Class D Principal Payment Amount distribution                                         0.00

         Class D principal balance after current distribution                          2,901,888.98

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                              Yes
        Monthly Principal Amount                                                       5,281,868.02
        Sum of Principal Payments payable on all classes                               3,666,653.28
        Additional Principal  payable                                                  1,615,214.74
        Additional Principal available, if payable                                       509,072.21

        Class A-2 Additional Principal allocation                                              0.00
        Class A-2 principal balance after current distribution                                    -

        Class A-3 Additional Principal allocation                                           509,072
        Class A-3 principal balance after current distribution                        31,476,545.20

        Class A-4 Additional Principal allocation                                              0.00
        Class A-4 principal balance after current distribution                        31,345,216.00

        Class B Additional Principal allocation                                                0.00
        Class B principal balance after current distribution                           2,782,630.66

        Class C Additional Principal allocation                                                0.00
        Class C principal balance after current distribution                           2,226,089.76

        Class D Additional Principal allocation                                                0.00
        Class D principal balance after current distribution                           2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

 (i)  Servicing Fee Percentage                                                                                     0.40%
 (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                                    73,860,770.32
(iii) Servicing Fee due ( ( (i) / 12) *  (ii) )                                                              24,620.26

 (iv) Servicing Fee accrued but not paid in prior periods                                                  1,573,385.66

      Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 1,598,005.92

      Servicing Fee carried forward                                                                        1,598,005.92

      Monthly Servicing Fee distributed                                                                            0.00


Reserve Fund Schedule
---------------------

      ADCB as of the end of the Collection Period                                                         69,626,228.08
      Required Reserve Amount (ending ADCB * 0.70%)                                                          487,383.60
      Prior month Reserve Fund balance                                                                       517,025.39
      Deposit to Reserve Fund - excess funds                                                                       0.00
      Interim Reserve Fund Balance                                                                           517,025.39
      Current period draw on Reserve Fund for Reserve Interest Payments                                            0.00
      Current period draw on Reserve Fund for Reserve Principal Payments                                      29,641.79
      Excess to Certificateholder                                                                                  0.00
      Ending Reserve Fund balance                                                                            487,383.60

      Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                          0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                  0.00
        Initial Class A-1 principal balance                130,040,761.00

        Note factor                                           0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                  0.00
        Initial Class A-2 principal balance                 66,680,434.00

        Note factor                                           0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                         31,476,545.20
        Initial Class A-3 principal balance                135,293,633.00

        Note factor                                           0.232653559


        Class A-4
        ---------
        Class A-4 principal balance                         31,345,216.00
        Initial Class A-4 principal balance                 31,345,216.00

        Note factor                                           1.000000000


        Class B
        -------
        Class B principal balance                            2,782,630.66
        Initial Class B principal balance                    9,663,831.00

        Note factor                                           0.287942811


        Class C
        -------
        Class C principal balance                            2,226,089.76
        Initial Class C principal balance                    7,731,065.00

        Note factor                                           0.287940893


        Class D
        -------
        Class D principal balance                            2,901,888.98
        Initial Class D principal balance                    3,865,532.00

        Note factor                                           0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

  (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            74,908,096.10
  (ii)  Overcollateralization Balance as of the preceding Distribution Date                                                 0.00
  (iii) Monthly Principal Amount                                                                                    5,281,868.02
  (iv)  Available Amounts remaining after the payment of interest                                                   4,146,083.70
  (v)   ADCB as of the end of the Collection Period                                                                69,626,228.08
        Cumulative Loss Amount                                                                                      1,135,784.32


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                            1.86%
        Initial ADCB                                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                                   1,135,784.32
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance       5,127,978.74
        Class B Floor                                                                                               3,197,695.80


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                            1.09%
        Initial ADCB                                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                                   1,135,784.32
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                      2,901,888.98
        Class C Floor                                                                                               2,226,089.76


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                            0.47%
        Initial ADCB                                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                                   1,135,784.32
        Overcollateralization Balance                                                                                       0.00
        Class D Floor                                                                                               2,901,888.98


Heller Financial, Inc. is the Servicer (Yes/No)                                                                              Yes

An Event of Default has occurred  (Yes/No)                                                                                    No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                              386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                              5,700,693.36
        Percentage of Substitute Contracts replacing materially modified contracts                                          1.47%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                  No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                      0.42%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                   No
        Any Skipped Payments have been deferred later than January 1, 2006                                                 No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                 73,860,770.32
ADCB as of the last day of the Collection Period                                                                  69,626,228.08

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                        108,995.64
Number of Contracts that became Defaulted Contracts during the period                                                         5
Defaulted Contracts as a percentage of ADCB (annualized)                                                                   1.88%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                           198,760.09
Number of Prepaid Contracts as of the last day of the Collection Period                                                       2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts 0.00 Number of Substitute Contracts as of the last day of the Collection Period 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                      0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                      28,529.49

Cumulative Servicer Advances paid by the Servicer                                                                 21,072,186.85
Cumulative reimbursed Servicer Advances                                                                           20,756,054.05

Delinquencies and Losses                               Dollars                            Percent
------------------------                               -------                            -------

          Current                                     65,494,267.68                         94.07%
          31-60 days past due                          1,431,661.07                          2.06%
          61-90 days past due                          1,792,000.29                          2.57%
          Over 90 days past due                          908,299.04                          1.30%
                                                     --------------                    ----------
          Total                                       69,626,228.08                        100.00%

          31+ days past due                            4,131,960.40                          5.93%


   (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                               11,486,025.00
   (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                    5,150,616.45
          Cumulative net losses to date  ( (i) - (ii) )                                                            6,335,408.55
          Cumulative net losses as a percentage of the initial ADCB                                                        1.64%